SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

November 29, 2004
_____________________________

ALICO, INC.
___________________________________________________________________________
(Exact name of registrant as specified in its charter)

Florida 0-261                 59-0906081
_____________________________________________________________________________
(State or other jurisdiction (Commission     (IRS Employer
of incorporation) File Number)             Identification No.)

Post Office Box 338, La Belle, Florida 33975
_____________________________________________________________________________
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (863) 675-2966
_________________________

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Item 5. Other events.

The next annual meeting of shareholders of Alico, Inc. will be held on February 11, 2005 on the campus of Florida Gulf Coast University, 10501 FGCU Boulevard South, Fort Myers, Florida 33965 at 10:00 a.m. The deadline for submitting a shareholder proposal for inclusion in the company's proxy statement has been extended to December 21, 2004.
SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALICO, INC.
(Registrant)

/s/ W. BERNARD LESTER
(Signature)
December 7, 2004
Bernard Lester, President